UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2008
                                ----------------

                               ESSA BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    Pennsylvania                   001-33384                20-8023072
---------------------------     ------------------          ----------
(State or Other Jurisdiction)    (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


200 Palmer Street, Stroudsburg, Pennsylvania                   18360
--------------------------------------------                   -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (570) 421-0531
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.  02       Results of Operation and Financial Condition.
                  ---------------------------------------------

     On January 23, 2008, ESSA Bancorp, Inc. (the "Company") issued a press release reporting its financial results for the quarter ended December 31, 2007.

     A copy of the press release  announcing  the results is attached as Exhibit
99.1. The information in the preceding Item, as well as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.



Item 9.01.        Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Shell Company Transactions. Not applicable.
(d) Exhibits.

                             Exhibit No.        Description
                             -----------        -----------
                             99.1               Press release issued by the
                                                Company on January 23, 2008
                                                announcing its financial results
                                                for the quarter ended
                                                December 31, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ESSA BANCORP, INC.



DATE:  January 24, 2008               By: /s/ Gary S. Olson
                                          -----------------------------------
                                          Gary S. Olson, President and
                                          Chief Executive Officer